Investment In Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
Investment In Unconsolidated Affiliates	Investment In Unconsolidated Affiliates
Investments in companies in which we exercise significant influence, but do not control, are accounted for using the equity method.
Venator Investments Ltd., a wholly-owned subsidiary of Venator, has a 50%-owned joint venture with Kronos. Located in Lake Charles, Louisiana, LPC produces TiO2 for the exclusive benefit of each of the joint venture partners. In accordance with the joint venture agreement, this plant operates on a break-even basis. This investment is accounted for using the equity method and totaled $101 million and $104 million at December 31, 2021 and 2020, respectively.